Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of the Effective Date (as defined below) by and among AZUR PHARMA PUBLIC LIMITED COMPANY, a public limited company formed under the laws of Ireland (registered number 399192) whose registered address is 1 Stokes Place, St. Stephen’s Green, Dublin 2, Ireland (the “Company”), and each Person listed on Exhibit A hereto (each an “Azur Investor” and collectively, the “Azur Investors”).

WHEREAS, the Company, Jaguar Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Jazz Pharmaceuticals, Inc., a Delaware corporation (“Jazz”), and Seamus Mulligan, solely in his capacity as the representative for the Azur Securityholders, entered into an Agreement and Plan of Merger and Reorganization, dated as of September 19, 2011 (the “Merger Agreement”), pursuant to which, among other things, the Reorganization will be completed and Merger Sub will merge with and into Jazz (the “Merger”), and Jazz, as the surviving corporation of the Merger, shall become an wholly owned subsidiary of the Company upon the terms and conditions set forth in the Merger Agreement; and

WHEREAS, this Agreement is being executed and delivered pursuant to the terms of the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1 Definitions. In addition to the terms defined elsewhere in this Agreement, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Merger Agreement. Additional definitions are as follows:

1.1 “Affiliate” means, with respect to any Person, (i) any other Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such first Person, (ii) any trust of which the first Person is the settlor, trustee or a beneficiary and (iii) if the first Person is an individual, any immediate family member of the first Person or any other Person that directly or indirectly through one or more intermediaries, is controlled by, or is under common control with, such first Person and/or any immediate family member of such first Person. For purposes of this definition, (A) the term “control” (including, with correlative meanings, “controlled by” and “under common control with”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of management or policies of a Person, whether through ownership of securities, by contract or otherwise and (B) the term “immediately family member” means any spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

1.2 “Automatic Shelf Registration Statement” shall mean a registration statement on Form S-3 (or any successor form to Form S-3) that shall become effective upon filing with the SEC pursuant to Rule 462(e) under the Securities Act (or any successor or similar rule under the Securities Act adopted by the Commission).

1.3 “Davy” means Davycrest Nominees.

1.4 “Davy Nominee Holder” means any Person who beneficially owns Shares (i) that are held of record by Davy on behalf of or as nominee for such Person and (ii) over which Davy does not

1

have any voting or dispositive power (whether sole or shared), which such lack of voting or dispositive is certified to the Company in any Selling Shareholder Questionnaire (as defined below) delivered to the Company or as may be otherwise certified in writing to the Company.

1.5 “Effective Date” means the date that this Agreement is executed and delivered by the Company and each of the Azur Investors.

1.6 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.7 “Holder” means any person owning or having the right to acquire Registrable Securities, but only if such holder is an Azur Investor or any assignee thereof in accordance with Section 3.1 hereof. For the avoidance of doubt, no Davy Nominee Holder shall be deemed a “Holder” hereunder.

1.8 “Majority Holders” means, as applicable, (i) prior to the Closing, the Azur Investors who hold a majority-in-interest of the Ordinary Shares then held by all Azur Investors or (ii) as of and following the Closing, the Holders of a majority-in-interest of the then outstanding Registrable Securities. For purposes of the foregoing definition, the “then outstanding Registable Securities” shall mean all Registrable Securities outstanding at the applicable time other than any Registrable Securities outstanding and beneficially owned by any Davy Nominee Holders at such time.

1.9 “Ordinary Shares” means the ordinary shares, nominal value $0.0001 per share, of the Company.

1.10 “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

1.11 “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

1.12 “Registrable Securities” means the Shares; provided, however, that no Shares shall be deemed Registrable Securities for purposes of this Agreement to the extent such Shares (x) have been sold to the public pursuant to a registration statement or pursuant to Rule 144, or (y) have been sold, transferred or otherwise disposed of by a Person in a transaction in which its rights under this Agreement were not assigned in accordance with Section 3.1 or (z) are held by a Holder whose rights to cause the Company to register Shares pursuant to this Agreement have terminated in accordance with Section 2.7 of this Agreement. Notwithstanding the foregoing or anything herein to the contrary, any Shares beneficially owned by a Davy Nominee Holder who has returned a Selling Shareholder Questionnaire (as defined in Section 2.1(d)) to the Company shall cease to be “Registrable Securities” hereunder for all purposes immediately upon such Davy Nominee Holder being named as a selling securityholder in any Registration Statement (or Prospectus or prospectus supplement thereto).

2

1.13 “Registration Expenses” means all expenses incurred by the Company in complying with Section 2 of this Agreement, including, without limitation, (a) all federal and state registration, qualification and filing fees, (b) printing expenses, (c) fees and disbursements of counsel for the Company (including the fees related to the delivery of customary opinions and 10b-5 negative assurance letters to the underwriters in connection with any Permitted Underwritten Offering), (d) the fees and expenses of the Company’s auditors in connection with any regular or special audits incident to or required by any such registration or the preparation and delivery of comfort letters customarily delivered to the underwriters in connection with any Permitted Underwritten Offering, (e) all of the Company’s word processing, duplicating, printing, messenger and delivery expenses, (f) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (g) the fees and expenses of any special experts retained by the Company in connection with such registration and amendments and supplements to the Registration Statement and Prospectus, (h) premiums and other costs of the Company for policies of insurance against liabilities of the Company arising out of any public offering of the Registrable Securities being registered, to the extent that the Company in its sole discretion elects to obtain and maintain such insurance and (i) the reasonable fees and disbursements, not to exceed an aggregate of fifty thousand dollars ($50,000) during the term of this Agreement, of one special counsel for all Holders incurred in connection with the registration of the Registrable Securities hereunder.

1.14 “Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of all or any portion of the Registrable Securities pursuant to the provisions of Section 2.1 of this Agreement.

1.15 “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

1.16 “Rule 145” means Rule 145 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

1.17 “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

1.18 “Rule 416” means Rule 416 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

1.19 “SEC Guidance” means (i) any publicly-available written or oral guidance, or comments, requirements or requests of the SEC staff and (ii) the Securities Act and the rules and regulations thereunder.

1.20 “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, and all fees and disbursements of counsel to the Holders that are not included in Registration Expenses.

1.21 “Shares” means collectively, (i) all Ordinary Shares that are or will be (as applicable) held by the Azur Investors on the Closing Date, immediately after giving effect to the Closing, and (ii) any Ordinary Shares issued after the Closing as (or issuable upon the conversion or exercise of any

3

warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Ordinary Shares referenced in (i) above.

2 Registration Rights.

2.1 Shelf Registration.

(a) As soon as reasonably practicable following the Effective Date, the Company shall prepare, and as soon as reasonably practicable (taking into consideration any applicable SEC Guidance) after the Closing Date (or such later date as shall be mutually agreed by the Company and the Majority Holders), the Company shall file with the SEC a “shelf” Registration Statement covering the resale of all of the Registrable Securities (subject to Section 2.1(d)) for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Majority Holders may reasonably specify (the “Initial Registration Statement”); provided, however, that the Company may satisfy the foregoing obligation by preparing and filing with the Commission a Prospectus (or prospectus supplement) as part of a then-effective Automatic Shelf Registration Statement or a post-effective amendment thereto that covers the resale of all of the Registrable Securities (subject to Section 2.1(d)) on a continuous basis, in which case, the “Initial Registration Statement” shall be deemed to refer to such Automatic Shelf Registration Statement together with such Prospectus (or prospectus supplement). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible pursuant to SEC Guidance to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1) subject to the provisions of Section 2.1(e) and the Prospectus (or prospectus supplement) covering the resale of Registrable Securities shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement) the “Plan of Distribution” section in substantially the form attached hereto as Annex I. Notwithstanding the registration obligations set forth in this Section 2.1(a) and Section 2.1(b), in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the SEC or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Section 612.09 of the Compliance and Disclosure Interpretations of the staff of the Division of Corporation Finance with respect Rule 415, dated January 26, 2009. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used reasonable best efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to any determination by the SEC that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the SEC, as promptly as allowed by SEC Guidance, one or more registration statements on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registrations shall be on Form S-1) to register for

4

resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement.

(b) The Company shall use its reasonable best efforts (i) to cause the Initial Registration Statement (as may be amended) or the New Registration Statement, as applicable, to become or to be declared effective as soon as reasonably practicable following the Closing Date, (ii) with respect to each other Registration Statement filed pursuant to Section 2.1(a), to cause each such Registration Statement to become or to be declared effective as soon as reasonably practicable after the filing thereof, and (iii) subject to Section 2.3(a) hereof, to keep each Registration Statement continuously effective under the Securities Act until the earlier of (x) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (y) the date on which all Shares covered by such Registration Statement cease to be Registrable Securities hereunder (the “Effectiveness Period”).

(c) The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall comply with the requirements of the Securities Act and the rules and regulations promulgated thereunder and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading. Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Ordinary Shares resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

(d) Each Holder agrees to furnish to the Company a completed Questionnaire in substantially the form attached to this Agreement as Annex II (a “Selling Shareholder Questionnaire”) on a date that is not less than five (5) Business Days prior to the date of filing of a Registration Statement, with any such changes thereto acceptable to the Company. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire. Similarly, Davy agrees that (x) no Davy Nominee Holder shall be entitled to be named as a selling securityholder in a Registration Statement unless such Davy Nominee Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire, (y) the Company is under no obligation to name any Davy Nominee Holder as a selling securityholder in a Registration Statement or to include any Shares beneficially owned by such Davy Nominee Holder therein unless and until a completed Selling Shareholder Questionnaire signed by such Davy Nominee Holder has been returned to the Company and (z) Davy may not use the Prospectus for offers and resales of Shares held by Davy on behalf of or as nominee for any Davy Nominee Holder that has not been named as a selling securityholder therein. If a Holder of Registrable Securities or a Davy Nominee Holder returns a Selling Shareholder Questionnaire after the deadline specified in the previous sentence, the Company shall use its reasonable best efforts to take such actions as are required to name such Holder or Davy Nominee Holder, as applicable, as a selling securityholder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Shareholder Questionnaire; provided, however, that the Company shall not in any event be obligated to (i) effect more than two (2) such post-effective amendments under this Section 2.1(d) in any twelve-month period (each such post-effective amendment, a “Holder POSAM”) or (ii) file any Prospectus or prospectus supplement with the SEC for the purpose of naming additional Holders or Davy Nominee Holders as selling securityholders and/or including in the Registration Statement any Registrable Securities identified in late Selling Shareholder Questionnaires until the fourteenth (14th) day following the effectiveness of the Initial Registration Statement and then not more frequently than once every thirty (30) days thereafter. Each Holder acknowledges and agrees that the information in the Selling

5

Shareholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Majority Holders, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that, subject to Section 2.3(a) hereof, the Company shall maintain the effectiveness of such Registration Statement that is on a form other than Form S-3 then in effect, until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(f) Holders shall be entitled to offer and sell their Registrable Securities pursuant to an underwritten public offering provided that the aggregate amount of Registrable Securities to be offered and sold in such offering (i) represent not less than five percent (5%) of the total amount of Ordinary Shares outstanding at such time or (ii) are reasonably expected to result in aggregate gross proceeds of not less than $50 million (each such underwritten offering, a “Permitted Underwritten Offering”). In the event that Holders intend to sell Registrable Securities in a Permitted Underwritten Offering, the Holders intending to participate in any such Permitted Underwritten Offering (the “Participating Holders”) shall so notify the Company, which notice shall be delivered to the Company not less than twenty (20) days prior to the date the underwriting agreement for such Permitted Underwritten Offering is entered into by the Company (the “Underwriting Notice”); provided, however, that no Underwriting Notice may be delivered to the Company until after the filing of the Initial Registration Statement. The managing underwriter(s) for any Permitted Underwritten Offering shall be selected by the Holders of a majority-in-interest of the Registrable Securities to be offered in such Permitted Underwritten Offering, with the consent of the Company (which consent shall not be unreasonably withheld). In connection with any Permitted Underwritten Offering, (x) the Company agrees, subject to clause (y), to enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such Permitted Underwritten Offering and (y) each Holder participating in such Permitted Underwritten Offering shall also enter into and perform its obligations under such underwriting agreement and such other documents reasonably required by the Company or such managing underwriter(s) to be executed in connection therewith. Notwithstanding the foregoing: (A) if the Company furnishes to the Participating Holders a certificate signed by the Company’s principal executive officer that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for a Permitted Underwritten Offering to be effected at such time, the Company shall have the right to defer such Permitted Underwritten Offering for a period of not more than sixty (60) days from the date of the Underwriting Notice, provided that the Company shall not exercise this deferral right more than once in any twelve (12) month period; (B) the Company shall not be obligated to take any action to effect any Permitted Underwritten Offering during the ninety (90) day period following the closing of any underwritten public offering of the Company’s securities (including a Permitted Underwritten Offering); and (C) the Company shall not be obligated to take any action to effect (a) more than two (2) Permitted Underwritten Offerings in any twelve (12) month period and (b) more than three (3) Permitted Underwritten Offerings during the term of this Agreement.

2.2 Obligations of the Company. In addition to the other obligations of the Company set forth in this Agreement, the Company shall:

(a) not less than five (5) Business Days prior to the filing of a Registration Statement (other than the Initial Registration Statement) and not less than three (3) Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any similar or successor reports, including any proxy statements under the Exchange Act (collectively, the “SEC Reports”)), the Company

6

shall furnish to the Holders (or, in lieu thereof, the Holders’ counsel described in Section 2.2(b), if any) copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed; provided, however, that (i) the Company shall not be required to furnish to the Holders any prospectus supplement being prepared and filed solely to name new or additional selling securityholders unless such Holders are named in such prospectus supplement, (ii) in the event that the Initial Registration Statement is an Automatic Shelf Registration Statement, the Company shall not be required to furnish to the Holders any prospectus supplement being prepared and filed with respect to any offering of securities of the Company not involving Registrable Securities, (iii) in the event that any Registration Statement is on Form S-1 (or other form which does not permit incorporation by reference), the Company shall not be required to furnish to the Holders any prospectus supplement containing information included in an SEC Report that would be incorporated by reference in such Registration Statement if such Registration Statement were on Form S-3 (or other form which permits incorporation by reference), and (iv) the Company shall furnish a copy of the Initial Registration Statement to the Holders within two (2) Business Days after it has been filed with the SEC;

(b) permit a single firm of counsel (which such counsel shall be confirmed to the Company in writing) designated by the Holders of a majority-in-interest of the Registrable Securities covered by a Registration Statement to review such Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to the filing thereof (but only to the extent any such amendment or supplement is required to be furnished to the Holders pursuant Section 2.2(a) above), and use reasonable best efforts to reflect in such documents any comments as such counsel may reasonably propose;

(c) subject to Section 2.3(a), prepare and file with the SEC such amendments and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement in compliance with the requirements of the Securities Act and the rules and regulations promulgated thereunder and current, effective and free from any material misstatement or omission to state a material fact during the Effectiveness Period;

(d) furnish to any Holder with respect to the Registrable Securities registered under a Registration Statement such number of copies of such Registration Statement, Prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holder;

(e) use its reasonable best efforts to register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any state or jurisdiction in which it is not now qualified or has not consented;

(f) notify the Holders in writing as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing): (i)(A) when a Prospectus or any prospectus supplement (but only to the extent notice is required under Section 2.2(a) above) or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders, but not information which the Company reasonably believes would constitute material non-public information) and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been

7

declared effective; (ii) of any request by the SEC or any other Governmental Authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Legal Proceeding for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Legal Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, that each Holder shall agree to keep any and all of such information confidential until such information otherwise becomes public; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material non-public information;

(g) following the occurrence of any event contemplated by Section 2.2(f)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading and provide to each Holder such number of copies as may be reasonably requested of the Prospectus as so amended or supplemented;

(h) use its reasonable best efforts to cause all such Registrable Securities registered pursuant to this Section 2 to be listed on each securities exchange and trading system on which the Ordinary Shares are then listed;

(i) use its reasonable best efforts to prevent the issuance of any stop order by the SEC suspending the effectiveness of a Registration Statement or to obtain its withdrawal if such stop order should be issued;

(j) comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement, including without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the period of effectiveness of a Registration Statement, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to make available a prospectus in connection with any disposition of the Registrable Securities and take such other actions as may be necessary to facilitate the registration of the Registrable Securities hereunder;

8

(k) use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

(l) at any time after the filing of the Initial Registration Statement and throughout the Effectiveness Period, make available, upon written request, at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the Holders who shall certify to the Company that they have a current intention to sell Registrable Securities pursuant to a Registration Statement, the Holders’ counsel described in Section 2.2(b) and any underwriter(s) of a Permitted Underwritten Offering and counsel for such underwriter(s), such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in such counsel’s reasonable belief, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to agree in writing pursuant to a customary confidentiality agreement to maintain in confidence and not to disclose to any other person any information or records designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in a Registration Statement or otherwise) or (B) such person shall be required to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement to allow the Company at its expense to undertake appropriate action to prevent disclosure of the information designated as confidential by the Company); and

(m) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement (or electronic book entries in lieu thereof), which certificates shall be free, to the extent permitted by law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

2.3 Obligations of Holders.

(a) Suspension Notice.

(i) Each Holder further agrees by its acquisition of such Registrable Securities that, upon receipt of (i) a notice from the Company of the occurrence of any event of the kind described in Section 2.2(f)(ii)-(vi) and/or (ii) the notice required by 2.2(f)(i)(A) with respect to any post-effective amendment to a Registration Statement (each a “Suspension Notice”), such Holder will, regardless of whether the Company has breached its obligations under Section 2.3(a)(ii), forthwith discontinue disposition of such Registrable Securities under the Registration Statement for the period (the “Suspension Period”) beginning on the receipt of such Suspension Notice by the Holder until the Holders are advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.

(ii) The Company shall use its reasonable best efforts to not allow any Suspension Period (other than a Suspension Period caused by a Holder POSAM) to exceed 30 consecutive days and the aggregate of all Suspension Periods (excluding any Suspension Period caused by a Holder POSAM) to exceed 90 days in any twelve-month period.

(iii) Subject to Section 2.3(b), notwithstanding the receipt of a Suspension Notice from the Company, any Holder may sell its Registrable Securities pursuant to Rule 144 or

9

otherwise (other than pursuant to or under the Registration Statement), provided that at the time of such sale such Holder is not in possession of material non-public information.

(b) Transfer Restrictions. Each Holder covenants and agrees that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act (including a Registration Statement hereunder), or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable U.S. state and federal securities laws. In connection with any transfer of Shares other than (i) pursuant to an effective registration statement (including a Registration Statement hereunder), (ii) to the Company, (iii) to an Affiliate of a Holder or (iv) pursuant to Rule 144 (provided that the Holder provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide, and the transferor agrees to provide, to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

2.4 Expenses of Registration. All Registration Expenses shall be borne by the Company. All Selling Expenses shall be borne by the holders of the securities registered or sold, as applicable, pro rata on the basis of the number of Registrable Securities registered or sold, as applicable, except that Selling Expenses constituting any fees, commissions or discounts of any underwriter or broker dealer or any transfer taxes or stamp duties shall be payable by the Holder of the Registrable Securities to which such fees, commissions, discounts, taxes or duties relate.

2.5 Indemnification. In the event any Registrable Securities are included in a Registration Statement contemplated by this Agreement:

(a) The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, any underwriter (as defined in the Securities Act) for such Holder, any each Person who controls any such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of investigating and defending any such loss, claim, damage, liability or related action or proceeding) (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus, any issuer free writing prospectus (as defined in Rule 433 under the Securities Act) or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, preliminary prospectus, form of prospectus, issuer free writing prospectus, or supplement thereto, in light of the circumstances under which they were made) not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus, preliminary prospectus, form of

10

prospectus or issuer free writing prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex I hereto for this purpose), (B) in the case of an occurrence of an event of the type specified in Sections 2.2(f)(i)(A) (with respect to any post-effective amendment to a Registration Statement) and 2.2(f)(ii)-(vi), related to the use by a Holder or any underwriter retained by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 2.3(a), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected in a Prospectus (as then amended or supplemented) or supplement thereto delivered to such Holder or underwriter or (C) any such Losses arise out of the Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person in which such delivery is required by the Securities Act (including Rule 172 under the Securities Act) if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Legal Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 2.5(c)) and shall survive any resales or dispositions of Registrable Securities by the Holders.

(b) Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, any underwriter of Registrable Securities and each Person who controls the Company or any underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, preliminary prospectus or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex I hereto for this purpose), such Prospectus or such form of prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) If any Legal Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to promptly give written notice to the Indemnifying party after commencement of any Legal Proceeding shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not

11

subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party, but the failure to so deliver written notice to the Indemnifying Party will not relieve it of any liability that it may have to any indemnified Party otherwise than under this Section 2.5.

An Indemnified Party shall have the right to employ separate counsel in any such Legal Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Legal Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Legal Proceeding; or (3) such Indemnified Party shall have been advised by counsel that an actual or potential conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party or any other Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to not more than one local counsel that may be required in the opinion of such firm) at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Legal Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Legal Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Legal Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Legal Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder).

(d) If a claim for indemnification under Section 2.5(a) or 2.5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Legal Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

12

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Legal Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) The indemnity and contribution agreements contained in this Section 2.5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with any Permitted Underwritten Offering pursuant to Section 2.1(f) are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g) The obligations of the Company and Holders under this Section 2.5 shall survive the completion of any resales or dispositions of Registrable Securities pursuant to a Registration Statement under this Section 2 and otherwise.

2.6 Rule 144. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees, for a period of three (3) years following the Closing, to:

(a) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act or, if the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, make and keep current public information available, as those terms are understood and defined in Rule 144, in each case, at all times on and after the date hereof; and

(b) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act or, if the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, that adequate current public information with respect to the Company is available as required by Rule 144, (ii) if requested by the Company’s registrar and transfer agent for the Ordinary Shares or any broker dealer that is selling the Registrable Securities on behalf of any Holder, an opinion of counsel, reasonably acceptable to the registrar and transfer agent and/or such broker dealer, to the effect that the sale is being made in accordance with Rule 144 (provided that the Holder provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the securities may be sold pursuant to such rule) and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration.

2.7 Termination of Registration Rights. The registration rights provided to each Holder under this Section 2 shall terminate upon the earlier to occur of: (a) the date that is (i) two (2) years following the first date on which the Registration Statement registering all of such Holder’s Registrable Securities outstanding on the Closing Date (or the remainder of such Holder’s Registrable Securities

13

outstanding on the Closing Date in the event that such Registrable Securities are registered on more than one Registration Statement pursuant to Section 2.1(a)) became or was declared effective under the Securities Act plus (ii) the aggregate amount of all Suspension Periods (excluding any Suspension Period caused by a Holder POSAM); or (b) such time, in the opinion of counsel to the Company, as all Shares then held by such Holder may be sold to the public without registration under the Securities Act, including under Rule 144 without being subject to any restrictions (including volume limitation, manner of sale and current public information requirements) contained therein. Upon such termination, the Shares held by such Holder shall cease to be “Registrable Securities” hereunder for all purposes. Notwithstanding the foregoing, Sections 2.5, 2.6 and 3 shall survive the termination of such registration rights.

3 Miscellaneous.

3.1 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Majority Holders (other than by merger or consolidation or to an entity which acquires the Company, including by way of acquiring all or substantially all of the voting power or assets of the Company, provided that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement). The rights of any Holder hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned following the Closing (but only with all related obligations) by a Holder to a transferee or assignee of such Registrable Securities that is an Affiliate of a Holder, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Shares with respect to which such registration rights are being assigned and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

3.2 Amendments and Waivers. The provisions of this Agreement may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and the Majority Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of some Holders and that does not directly or indirectly affect the rights of other Holders may be given by all Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first sentence of this Section 3.2. Each Holder acknowledges that the Majority Holders have the power to bind all of the Holders.

3.3 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Legal Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

3.4 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective

14

when counterparts have been signed by each party and delivered to the other party, it being understood that each of the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

3.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.6 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) prior to 5:00 p.m., Pacific Time, on a Business Day, except in the event that the recipient is located outside the United States, in which case notice shall be deemed given and effective on the next Business Day after the date of transmission, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 5:00 p.m., Pacific Time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or in the event the recipient is located outside the United States, five (5) Business Days following the date of mailing, if sent by internationally-recognized overnight delivery service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices and communications shall be as follows:

To the Company (prior to the Closing):

Azur Pharma Public Limited Company
45 Fitzwilliam Square
Dublin 2 Ireland
Tel. +353 1 634 4183
Fax. +353 1 634 4170
Attn: David Brabazon

or at such other address and facsimile number as shall be specified by notice to the Holders given in accordance with this Section 3.6.

To the Company (after the Closing):

Jazz Pharmaceuticals plc
c/o Jazz Pharmaceuticals, Inc.
3180 Porter Drive
Palo Alto, California 94304
Telephone: +1 650 496-3777
Facsimile No.: +1 650 496-3781
Attention: General Counsel

or at such other address and facsimile number as shall be specified by notice to the Holders given in accordance with this Section 3.6.

15

To the Holders:

At the respective addresses and facsimile numbers set forth on the signature pages attached hereto (or at such other addresses and facsimile numbers as shall be specified by notice to the Company given in accordance with this Section 3.6).

3.7 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof.

3.8 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.9 Adjustments in Share Numbers. In the event of any stock split, subdivision, combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of Ordinary Shares shall be deemed to be amended to appropriately account for such event.

3.10 Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

3.11 Accession; Amendment of Exhibit A. In the event that, following the Effective Date and prior to the Closing, any Person who is an Affiliate of an Azur Investor becomes a record holder of Ordinary Shares, such Person may become a party to this Agreement by executing and delivering to the Company a counterpart signature page to this Agreement and shall thereupon be deemed an “Azur Investor” and “Holder” for all purposes of this Agreement (other than for the purposes of Section 1.5 hereof). Upon any such accession, Exhibit A may be amended without the consent of the Azur Investors to reflect the addition of such Person as an Azur Investor hereunder.

[Remainder of page intentionally left blank]

16

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

AZUR PHARMA PUBLIC LIMITED COMPANY

By:	/s/ David Brabazon
Name: David Brabazon
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

/s/ Seamus Mulligan
Seamus Mulligan

ADDRESS FOR NOTICE:

c/o Jazz Pharmaceuticals plc
45 Fitzwilliam Square, Dublin 2
Ireland
Tel: (01) 634 4183
Fax: (01) 634 4178

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

/s/ David Brabazon
David Brabazon

ADDRESS FOR NOTICE:

[Address]
Tel: [Tel No]
Fax:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

DRAND LIMITED

By:	/s/ David Brabazon
Name: David Brabazon
Title: Director

ADDRESS FOR NOTICE: [Address] Tel: [Tel No.] Fax: [Fax No.] Contact Person: David Brabazon

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

/s/ Eunan Maguire
Eunan Maguire

ADDRESS FOR NOTICE:

[Address]

Tel:	[Tel No.]
Fax:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

DAVYCREST NOMINEES

By:	/s/ Brian McKieman
Name: Brian McKieman
Title: Director, Davycrest

ADDRESS FOR NOTICE:

Davycrest Nominees
49 Dawson Street
Dublin 2
Tel: (+353) 1 679 7788
Fax: (+353) 1 614 8727
Contact Person: Peter Newman, Company Secretary

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

BALKAN INVESTMENT COMPANY LIMITED

By:	/s/ Catherine Ghose
Name: Catherine Ghose
Title: Managing Director

ADDRESS FOR NOTICE:

Catherine Ghose, Balkan Investment Co.
29 North Anne Street, Dublin 7
Ireland
Tel: 00 3531 8872703
Fax: 00 3531 887207
Contact Person: Catherine Ghose / John Houldsworth

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

MORSTAN NOMINEES LIMITED

By:	/s/ Michael Pairceir
Name: Michael Pairceir
Title: Secretary, Focus Investments

ADDRESS FOR NOTICE:

49 Dawson Street
Dublin 2
Ireland
Tel: 01 897 4800
Fax: 01 897 4899
Contact Person: Michael Pairceir

EXHIBIT A

AZUR INVESTORS

1.	Seamus Mulligan
2.	David Brabazon
3.	Drand Limited
4.	Eunan Maguire
5.	Davycrest Nominees Limited
6.	Balkan Investment Company Limited
7.	Morstan Nominees Limited

Annex I

PLAN OF DISTRIBUTION

We are registering the ordinary shares issued to the selling shareholders to permit the resale of these shares by the selling shareholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the ordinary shares. We will bear all fees and expenses incident to our obligation to register the ordinary shares.

Each selling shareholder of the ordinary shares and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their ordinary shares covered hereby on The NASDAQ Global Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or negotiated prices. A selling shareholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	an underwritten public offering in which one or more underwriters participate;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part, to the extent permitted by law;

•	in transactions through broker-dealers that agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

•

put or call options transactions or through the writing or settlement of standardized or over-the-counter options or other hedging or derivative transactions, whether through an options exchange or otherwise;

•	by pledge to secure debts and other obligations;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

To the extent required by law, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution, which amended or supplemented prospectus may include the following information to the extent required by law:

•	the terms of the offering;

•	the names of any underwriters or agents;

•	the purchase price of the ordinary shares;

•	any delayed delivery arrangements;

•	any underwriting discounts and other items constituting underwriters’ compensation;

•	any initial public offering price; and

•	any discounts or concessions allowed or reallowed or paid to dealers.

The selling shareholders may also sell ordinary shares under Rule 144 under the Securities Act of 1933, as amended, or the Securities Act, if available, rather than under this prospectus.

If underwriters are used in the sale, the ordinary shares will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. In connection with any such underwritten sale of ordinary shares, underwriters may receive compensation from the selling shareholders, for whom they may act as agents, in the form of discounts, concessions or commissions. If the selling shareholders use an underwriter or underwriters to effectuate the sale of ordinary shares, we and/or they will execute an underwriting agreement with those underwriters at the time of sale of those ordinary shares. To the extent required by law, the names of the underwriters will be set forth in a supplement to this prospectus or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus, used by the underwriters to sell those securities. The obligations of the underwriters to purchase those ordinary shares will be subject to certain conditions precedent, and unless otherwise specified in a prospectus or a prospectus supplement, the underwriters will be obligated to purchase all the ordinary shares offered by such prospectus or prospectus supplement if any of such ordinary shares are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Broker-dealers engaged by the selling shareholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling shareholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440-1.

From time to time, one or more of the selling shareholders may pledge, hypothecate or grant a security interest in some or all of the ordinary shares owned by them. The pledgees, secured parties, or persons to whom the shares have been hypothecated will, upon foreclosure, be deemed to be selling shareholders. The number of a selling shareholder’s ordinary shares offered under this prospectus will decrease as and when it takes such actions. The plan of distribution for that selling shareholder’s ordinary shares will otherwise remain unchanged.

In connection with the sale of the ordinary shares or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the ordinary shares in the course of hedging the positions they assume. The selling shareholders may also sell the ordinary shares short and deliver these securities to close out their short positions or to return borrowed shares in connection with such short sales, or loan or pledge the ordinary shares to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling shareholders have been advised that they may not use shares registered on this registration statement to cover short sales of our ordinary shares made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling shareholders may also sell ordinary shares from time to time through agents. We will name any agent involved in the offer or sale of such shares and will list commissions payable to these agents in a prospectus supplement, if required. These agents will be acting on a best efforts basis to solicit purchases for the period of their appointment, unless we state otherwise in any required prospectus supplement.

The selling shareholders may sell ordinary shares directly to purchasers. In this case, they may not engage underwriters or agents in the offer and sale of such shares.

A selling shareholder which is an entity my elect to make a pro rata in-kind distribution of the ordinary shares to its members, partners or shareholders. In such event we may file a prospectus supplement to the extent required by law in order to permit the distributees to use the prospectus to resell the ordinary shares acquired in the distribution. A selling shareholder which is an individual may make gifts of ordinary shares covered hereby. Such donees may use the prospectus to resell the shares or, if required by law, we may file a prospectus supplement naming such donees.

The selling shareholders and any broker-dealers or agents that are involved in selling the ordinary shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any discounts, commissions or concessions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Each selling shareholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the ordinary shares. In no event shall any underwriter or broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling shareholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, and the selling shareholders may be entitled to contribution. We may be indemnified by the selling shareholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholders specifically for use in this prospectus, or we may be entitled to contribution.

The selling shareholders will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder unless an exemption therefrom is available.

We agreed to use our reasonable best efforts keep the registration statement of which this prospectus is a part effective until the earlier of (i) the date on which the shares may be resold by the selling shareholders without registration and without regard to any volume restrictions by reason of under Rule 144 under the Securities Act or any other rule of similar effect, (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect or (iii) two years from the date the registration statement of which this prospectus is a part was declared effective by the SEC, provided that such two year period is subject to extension for the number of days that the effectiveness of the registration statement of which this prospectus is a part is suspended. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale of ordinary shares covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the ordinary shares for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling shareholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of ordinary shares by the selling shareholders or any other person. We will make copies of this prospectus available to the selling shareholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

There can be no assurance that any selling shareholder will sell any or all of the ordinary shares registered pursuant to the registration statement, of which this prospectus forms a part. In addition, there can be no assurances that any selling shareholder will not transfer, devise or gift the ordinary shares by other means not described in this prospectus.

Once sold under the registration statement, of which this prospectus forms a part, the ordinary shares will be freely tradable in the hands of persons other than our affiliates.

Annex II

Selling Shareholder Notice and Questionnaire

The undersigned holder of ordinary shares (the “Registrable Securities”) of AZUR PHARMA PUBLIC LIMITED COMPANY, a public limited company formed under the laws of Ireland (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange SEC (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is attached. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling shareholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling shareholders in the Prospectus.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned holder (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Shareholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Shareholder:

Telephone:
Fax:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Number of Registrable Securities beneficially owned:

(b)	Number of Registrable Securities to be registered pursuant to this Notice for resale:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note:	If “no” to Section 4(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

Note:If yes, provide a narrative explanation below:

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If “no” to Section 4(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities.

(a)	Type and amount of other securities beneficially owned by the Selling Shareholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex I to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing and shall be delivered as set forth in Section 3.6 of the Registration Rights Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Compliance and Disclosure Interpretation (“CDI”) of the staff of the Division of Corporation Finance (with respect to Securities Act Sections) regarding short selling:

“239.10 An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date. [Nov. 26, 2008]”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing CDI.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Holder:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Azur Pharma Public Limited Company

45 Fitzwilliam Square

Dublin 2 Ireland

Tel. +353 1 634 4183

Fax. +353 1 634 4170

Attn: David Brabazon

With a copy to:

Jazz Pharmaceuticals, Inc.

3180 Porter Drive

Palo Alto, California 94304

Telephone: +1 650 496-3777

Facsimile No.: +1 650 496-3781

Attention: General Counsel